EXHIBIT 2

                                   CHASE

October 28, 1998

Mr. Stanton M. Pikus
President/CEO
Canterbury Information Technology, Inc.
Route 70 & Hartford Road
1600 Medford Plaza
Medford, New Jersey 08055

	Re:    Canterbury Information Technology, Inc.

Dear Mr. Pikus:

	We are pleased to advise you that The Chase Manhattan Bank (the "Bank") has approved a refinancing arrangement (the "Refinancing Arrangement") with Canterbury Information Technology, Inc. ("Canterbury") pursuant to which the Bank will receive a payment from Canterbury of not less than $3,000,000 in immediately available funds in reduction of outstanding loans (consisting of principal, interest, fees and expenses) owing to the Bank by Canterbury (the "Loans") and the balance of the Loans will be secured solely by, and principal and interest thereon paid solely from, that certain promissory note dated November 30, 1995 (the "Okumus Note") made by Okumus Enterprises, Ltd. ("Okumus") in favor of Star Label Products, Inc. ("Star Label"), which note has previously been pledged to the Bank as collateral for the Guaranty by Corporation dated December 22, 1992 executed by Star Label pursuant to which Star Label guaranteed the obligations of Canterbury to the Bank (the "Star Label Guaranty"). You have advised us that the $3,000,000 payment to the Bank shall be paid out of the proceeds of a financing by FINOVA Capital Corporation ("FINOVA") of Canterbury and Landscape Maintenance Services, Inc. ("LMS"), which financing is outlined in certain credit proposals executed by FINOVA (the "FINOVA Proposals") dated August 25, 1998 and August 21, 1998
(the "FINOVA Financing"). In connection with the Refinancing Arrangement, the Bank will release (i) all of its liens on the assets of Canterbury and its subsidiaries other than Star Label and the Okumus Note and (ii) each of the guaranties executed by the subsidiaries of Canterbury in favor of the Bank except for the Star Label Guaranty. Following the consummation of the Refinancing Arrangement, payment of the balance of the Loans will be without recourse to Canterbury.

	This letter represents the Bank's commitment to enter into the Refinancing Arrangement subject to (i) the receipt by the Bank, at closing, of $3,000,000 in immediately available funds, (ii) the negotiation, execution and delivery on or before December 10, 1998 of definitive documentation with respect to the Refinancing Arrangement and the FINOVA Financing satisfactory in form and substance to the Bank and its counsel; (iii) the Bank's satisfaction with the structure of the Refinancing Arrangement and the FINOVA Financing (as it relates to the Refinancing Arrangement); (iv) the Bank's not becoming aware after the date hereof of any information or other matter affecting Canterbury, FINOVA, Star Label or Okumus or the transactions contemplated hereby or by the FINOVA Proposals which is inconsistent in a material and adverse manner with any such information or other matter disclosed to the Bank prior to the date hereof, and (v) the receipt by the Bank, at or prior to closing, of all outstanding fees and expenses owing to the Bank in respect of the Refinancing Arrangement and the FINOVA Financing (including, but not limited to, attorneys' fees and expenses) and all past-due fees and expenses owed by Canterbury to the Bank (including, but not limited to, the fees and expenses of Zalkin, Rodin & Goodman LLP).

	Canterbury agrees (a) to indemnify and hold harmless the Bank, its affiliates and its officers, directors, employees, advisors, and agents (each, an "indemnified person") from and against any and all losses, claims, damages and liabilities to which any such indemnified person may become subject arising out of or in connection with this Commitment Letter, the Refinancing Arrangement, the FINOVA Proposals, the use of the proceeds of the FINOVA Financing or any related transaction or any claim, litigation, investigation or proceeding relating to any of the foregoing, regardless of whether any indemnified person is a party thereto, and to reimburse each indemnified person upon demand for any reasonable legal or other expenses incurred in connection with investigating or defending any of the foregoing, provided that the foregoing indemnity will not, as to any indemnified person, apply to losses, claims, damages, liabilities or related expenses to the extent they are found by a final, non-appealable judgment of a court to arise from the willful misconduct or gross negligence of such indemnified person, and (b) to reimburse the Bank and its affiliates on demand for all reasonable out-of-pocket expenses (including due diligence expenses, travel expenses, and reasonable fees, charges and disbursements of counsel) incurred in connection with the Refinancing Arrangement, the FINOVA
Financing and any related documentation (including this Commitment Letter and the definitive refinancing documentation) or the administration, amendment, modification or waiver thereof. No indemnified person shall be liable for any indirect or consequential damages in connection with its activities related to the Refinancing Arrangement or the FINOVA Financing.

	This Commitment Letter is intended to be solely for the benefit of the parties hereto and is not intended to confer any benefits upon, or create any rights in favor of, any person other than the parties hereto. This Commitment Letter may not be amended or waived except by an instrument in writing signed by Canterbury and the Bank. This Commitment Letter may be executed in any number of counterparts, each of which shall be an original, and all of which, when taken together, shall constitute one agreement. Delivery of an executed signature page of this Commitment Letter by facsimile transmission shall be effective as delivery of manually executed counterpart hereof. This Commitment Letter is the only agreement that has been entered into among us with respect to the Refinancing Arrangement and sets forth the entire understanding of the parties with respect thereto. This Commitment Letter shall be governed by, and construed in accordance with, the laws of the State of New York.

       This Commitment Letter is delivered to you on the understanding that neither this Commitment Letter nor any of its terms or substance shall be disclosed, directly or indirectly, to any other person except (a) to your officers, agents and advisors who are directly involved in the consideration of this matter or (b) as may be compelled in a judicial or administrative proceeding or as otherwise required by law (in which case you agree to inform us promptly thereof), provided, that the foregoing restrictions shall cease to apply after this Commitment Letter has been accepted by you.

        The reimbursement, indemnification and confidentiality provisions contained herein shall remain in full force and effect regardless of whether definitive refinancing documentation shall be executed and delivered and notwithstanding the termination of this Commitment Letter or the Bank's commitment hereunder.

	CANTERBURY AND THE BANK EACH HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION, DIRECTLY OR INDIRECTLY, ARISING OUT OF, UNDER, WITH RESPECT TO OR IN CONNECTION WITH THIS COMMITMENT LETTER. Canterbury and the Bank each hereby irrevocably consents to the exclusive jurisdiction of the courts of the State of New York and, to the extent permitted by applicable law, of any federal court, in each case located in New York County and any appellate court therefrom, in connection with any action or proceeding arising out of or relating to this Commitment Letter and each of Canterbury and the Bank hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State Court, or to the extent permitted by law, in such federal court. Canterbury hereby waives the defenses of forum non conveniens and improper venue.

	If the foregoing correctly sets forth our agreement, please indicate Canterbury's acceptance of the terms hereof by returning to the Bank executed counterparts hereof not later than 5:00p.m., New York City time,on November 2,1998. The Bank's commitment herein will expire (x) at 5:00 p.m., New York City time, on November 2, 1998 in the event the Bank has not received such executed counterparts in accordance with the immediately preceding sentence and (y) at 5:00 p.m., New York City time, on December 10, 1998 if the closing of the Refinancing Arrangement shall not have taken place prior to that date and time.

					Very truly yours,

					THE CHASE MANHATTAN BANK

					By:  /s/Billie J. Prue
					    ----------------------
					Name:  Billie J. Prue
					Title:  Vice President

Accepted and agreed to as of
the date first written above by:

CANTERBURY INFORMATION TECHNOLOGY, INC.

By:  /s/Stanton M. Pikus
   ---------------------------
	Name:  Stanton M. Pikus
	Title:  President